Exhibit 21.1

Bluegreen Corporation Subsidiaries

BENTWATER REALTY, INC.

BIG CEDAR JV INTERIORS, LLC

BLUEGREEN ASSET MANAGEMENT CORPORATION

BLUEGREEN BEVERAGE, LLC

BLUEGREEN/BIG CEDAR VACATIONS, LLC

BLUEGREEN CAROLINA LANDS, LLC

BLUEGREEN COMMUNITIES, LLC

BLUEGREEN COMMUNITIES OF GEORGIA, LLC

BLUEGREEN COMMUNITIES OF GEORGIA REALTY, INC.

BLUEGREEN COMMUNITIES OF HOUSTON – I, LLC

BLUEGREEN COMMUNITIES OF TEXAS, LP

BLUEGREEN CORPORATION

BLUEGREEN CORPORATION OF TENNESSEE

BLUEGREEN CORPORATION OF THE ROCKIES

BLUEGREEN GOLF CLUBS, INC.

BLUEGREEN GUARANTY CORPORATION

BLUEGREEN HOLDING CORPORATION (TEXAS)

BLUEGREEN INTERIORS, LLC

BLUEGREEN LOUISIANA, LLC

BLUEGREEN NEVADA, LLC

BLUEGREEN NEW JERSEY, LLC

BLUEGREEN PROPERTIES N.V.

BLUEGREEN PROPERTIES OF VIRGINIA, INC.

BLUEGREEN PURCHASING & DESIGN, INC.

BLUEGREEN RECEIVABLES FINANCE CORPORATION III

BLUEGREEN RECEIVABLES FINANCE CORPORATION V

BLUEGREEN RECEIVABLES FINANCE CORPORATION VI

BLUEGREEN RECEIVABLES FINANCE CORPORATION VII

BLUEGREEN RECEIVABLES FINANCE CORPORATION VIII

BLUEGREEN RECEIVABLES FINANCE CORPORATION IX

BLUEGREEN RECEIVABLES FINANCE CORPORATION X

BLUEGREEN RECEIVABLES FINANCE CORPORATION XI

BLUEGREEN RECEIVABLES FINANCE CORPORATION XII

BLUEGREEN RESORTS INTERNATIONAL, INC.

BLUEGREEN RESORTS OF CANADA, INC.

BLUEGREEN RESORTS MANAGEMENT, INC.

BLUEGREEN SERVICING LLC

BLUEGREEN SOUTHWEST LAND, INC.

BLUEGREEN SOUTHWEST ONE, L.P.

BLUEGREEN TABLE ROCK, LLC

BLUEGREEN TIMESHARE FINANCE CORPORATION I

BLUEGREEN TREASURY SERVICES LLC

BLUEGREEN VACATIONS UNLIMITED, INC.

BLUEGREEN WEST CORPORATION

BRF CORPORATION 2007-A

BRFC 2008-A LLC

BRFC III DEED CORPORATION

BRICKSHIRE REALTY, INC.

THE BRIDGES CLUB MANAGEMENT, LLC

BRIDGES GOLF PRIVATE CLUB INC.

BXG ACQUISITION CORP.

BXG CONSTRUCTION, LLC

BXG MINERAL HOLDINGS, LLC

BXG REALTY, INC.

BXG REALTY TENN, INC.

CAROLINA NATIONAL GOLF CLUB, INC.

CATAWBA FALLS, LLC

COLORFUL SKIES, LLC

THE COMMUNITIES AT HAVENWOOD, LLC

THE COMMUNITIES AT LAKE RIDGE, LLC

THE COMMUNITIES AT SADDLE CREEK, LLC

THE COMMUNITIES AT SUGAR TREE, LLC

ENCORE REWARDS, INC.

FAMILY FUN COMPANY, LLC

GREAT VACATION DESTINATIONS, INC.

JORDAN LAKE PRESERVE CORPORATION

KING OAKS, LLC

KING OAKS AT COLLEGE STATION

LAKE RIDGE REALTY, INC.

LEISURE CAPITAL CORPORATION

LEISURE COMMUNICATION NETWORK, INC.

LEISUREPATH, INC.

MANAGED ASSETS CORPORATION

MYSTIC SHORES AT CANYON LAKE, LLC

NEW ENGLAND ADVERTISING CORPORATION

PEACHTREE REAL ESTATE ADVISORY SERVICES, LLC

PINNACLE VACATIONS, INC.

PRESERVE AT JORDAN LAKE REALTY, INC.

RESORT TITLE AGENCY, INC.

SC HOLDCO, LLC

SELECT CONNECTIONS, LLC

SUGAR TREE ON THE BRAZOS, LLC

TEXAS HILL COUNTRY REALTY, INC.

TEXAS HOMESITE REALTY, INC.

TRAVELHEADS, INC.

THE VINEYARD AT VINTAGE OAKS, LLC

VINTAGE OAKS AT THE VINEYARD, LLC